UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 11, 2004


                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             NEVADA                   000-29209                  48-1110566
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                            2700 W. Sahara Boulevard
                                   Suite 440
                               Las Vegas, Nevada
                                     89102
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                  (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 10, 2004, the Board of Directors accepted the resignations of Kevin Romney, the Company's Chief Executive Officer, and Al Dahl, the Company's Chief Financial Officer.

The Board of Directors named John Dumble, Vice President of Business Development and Corporate Secretary, to serve as Chief Executive Officer. Mr. Dumble resigned Corporate Secretary and Tamara N. Smart was named the new Corporate Secretary. The Board is conducting a search for a new finance officer.

JOHN R. DUMBLE - Mr. Dumble was named to the Board of Directors on April 21, 2004 to fill the position vacated following the death of Arland Dunn, the Company's former Chairman and Chief Executive Officer. He has been with the company about three years, serving first in a sales capacity with Trident Technologies, PT Night Sights, and Miniature Machine Corp (MMC), then later as Vice President over business development and as the Corporate Secretary. Mr. Dumble has owned and operated a successful granite, marble and ceramic tile business for over 20 years, has an extensive military background that includes being a Veteran of Viet-Nam as a Green Beret and having served tours of duty in the U.S. Army and U.S. Navy.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

A) Financial Statements: N/A B) Exhibits:

Exhibit No.                Document                        Location

    3.1              Articles of Incorporation          Previously Filed
    3.2              Bylaws                             Previously Filed

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 12, 2004



                                         21st CENTURY TECHNOLOGIES, INC.



                                         /s/ JOHN R. DUMBLE
                                         ___________________________
                                             John R. Dumble
                                             Chief Executive Officer